                                                                    EXHIBIT 99.1

        CERTIFICATION UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


John B. Carrington and Douglas C. Wride hereby certify that:

1. They are the Chief Executive Officer and Chief Financial Officer, respectively, of Websense, Inc.

2. The Form 10-Q report of Websense, Inc. for the quarterly period ended June 30, 2002 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934.

3. The information contained in the Form 10-Q report of Websense, Inc. for the quarterly period ended June 30, 2002 fairly presents, in all material respects, the financial condition and results of operations of Websense, Inc.

Dated: August 12, 2002

                                    By: /s/ JOHN B. CARRINGTON
                                        -------------------------------------
                                        John B. Carrington
                                        President and Chief Executive Officer

                                    By: /s/ DOUGLAS C. WRIDE
                                        -------------------------------------
                                        Douglas C. Wride
                                        Chief Financial Officer